SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            July 21, 2004


                           GOLD BANC CORPORATION, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

         Kansas                  0-28936               48-1008593
(State of Incorporation)    (Commission File        (I.R.S. Employer
                                 Number)         Identification Number)


                    11301 Nall Avenue, Leawood, Kansas 66211
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (913) 451-8050
                                 --------------
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Item 7.           Financial Statements and Exhibits


Exhibit Number    Description

99.1              Press Release, dated July 21, 2004



Item 12.    Results of Operations and Financial Condition

      On July 21, 2004, the Registrant reported earnings and other select financial data for the quarter ended June 30, 2004, as described in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.


                                         SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    GOLD BANC CORPORATION, INC.


Dated: July 22, 2004
                                    By: /s/ Rick J. Tremblay
                                        -------------------------------------
                                        Rick J. Tremblay
                                        Executive Vice President and
                                        Chief Financial Officer